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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2006

                            HAMPSHIRE GROUP, LIMITED
             (Exact name of Registrant as specified in its charter)

           Delaware                      000-20201               06-0967107
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

1924 Pearman Dairy Road Anderson, South Carolina                29625
    (Address of principal executive offices)                 (Zip code)

                                 (864) 231-1200
                         (Registrant's telephone number
                              including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01.     Notice of Delisting or Failure to Satisfy a Continued Listing
               Rule or Standard; Transfer of Listing.

As a result of the required restatements described in Item 4.02 below, Hampshire Group, Limited (the "Company") will not be able to file with the Securities and Exchange Commission (the "Commission") its Quarterly Report on Form 10-Q for the quarter ended July 1, 2006 by December 15, 2006 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 by December 29, 2006, both of which are currently conditions to the continued listing of the Company's common stock on the Nasdaq Global Market. The Company has notified Nasdaq that it will be unable to file its reports with the Commission by the agreed upon deadlines. While the Company intends to seek an extension of these deadlines as well as appeal to the Nasdaq Listing and Hearings Review Council for further relief, there can be no assurances that Nasdaq will grant a further exception or that the Company's common stock will not be delisted from The Nasdaq Stock Market during the pendency of any future proceedings.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On December 13, 2006, the Company announced that it will restate annual and quarterly financial statements for the years 2003 through 2005 as well as for the fiscal quarter ended April 1, 2006 based on the preliminary findings of the previously announced investigation by the Audit Committee (the "Audit Committee") of its Board of Directors. The Company is reviewing its financial statements for the fiscal year ended December 31, 2002, which may require adjustments as well. The Audit Committee has discussed these preliminary findings with Deloitte & Touche LLP, the Company's independent registered public accounting firm. All of the Company's financial statements and related reports of the Company's independent registered public accounting firm, earnings press releases and similar communications, including reports on internal controls, issued by the Company relating to the aforementioned periods should no longer be relied upon. The Company anticipates filing amendments to the required reports with the Commission during the first quarter of 2007.

The Audit Committee's investigation determined that the Company will have to make certain adjustments related to the previously announced $1.45 million of expense reports submitted by the former CEO, Ludwig Kuttner, a substantial portion of which were fraudulent or not substantiated in accordance with the Company's policies. As part of the Audit Committee investigation, the Company also undertook a review of its accounting and disclosure policies and internal controls. The Company expects, as a result of this review, to make certain other adjustments to its historical financial statements primarily related to income tax expenses, tax contingency accruals, non-accountable plan reimbursements for certain executives, and certain executive benefit plans.

The Audit Committee investigation is continuing. There can be no assurance that additional issues will not be identified in the course of the investigation, and these issues may be material. If identified, the matters could further delay the issuance of the financial statements or result in additional restatements.


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The Company is currently evaluating claims it has against Mr. Kuttner, including claims for misappropriation, breach of duty of loyalty and, pursuant to the Sarbanes-Oxley Act, disgorgement of bonuses and net gain on stock sales. The Company is cooperating with ongoing investigations of the Commission and the US Attorney.

Item 8.01.     Other Events.

As a result of the events described in Item 4.02 above, the Company will not be able to deliver to its credit facility lenders its financial statements for the quarters ended July 1, 2006 and September 30, 2006 by December 31, 2006, as previously agreed. Failure to deliver these financial statements to the lenders by December 31, 2006 will result in a default under the credit facility unless a waiver is obtained. The Company has notified its lead lender regarding its request for a waiver, but there can be no assurance that the lenders will grant the Company's request. As of December 12, 2006, the Company had cash on hand of approximately $40.9 million and $33.6 million in letters of credit outstanding under its credit facility. No other borrowings are outstanding under the credit facility. Based on its most recent borrowing base calculation as of December 2, 2006, the Company has a total availability of $95.0 million under the credit facility excluding outstanding letters of credit. With the exception of letters of credit, the Company does not expect to require any borrowings to fund operations prior to May 2007.

The press release announcing the restatement of the Company's financial statements and related matters is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

This current report on Form 8-K contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that reflect the Company's current views with respect to future events. Such statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those projected. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrences of unanticipated events. You are also urged to review and consider carefully the various disclosures made by the Company in its Form 10-K and other Securities and Exchange Commission filings, which advise interested parties of the factors that affect the Company's business.

Item 9.01.     Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

          None.

(b) Pro Forma Financial Information.

          None.

(c) Shell Company Transactions.

          None.

(d) Exhibits.

          99.1 Press Release issued by Hampshire Group, Limited on December 13, 2006.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   HAMPSHIRE GROUP, LIMITED


                                   By: /s/ Heath L. Golden
                                      ------------------------------------------
                                      Name:   Heath L. Golden
                                      Title:  Vice President and General Counsel


Dated: December 14, 2006